Q2 Fiscal 2027 Financial Results November 5, 2026

Management Presenters 2 Scott Barbour President and Chief Executive Officer Scott Cottrill Executive Vice President, Chief Financial Officer Craig Taylor President, Infiltrator Water Technologies Mike Higgins Senior Vice President, Corporate Strategy & Investor Relations

Forward Looking Statements and Non-GAAP Financial Metrics

Forward Looking Statements

Certain statements in this press release may be deemed to be forward-looking statements. These statements are not historical facts but rather are based on the Company's current expectations, estimates and projections regarding the Company's business, operations and other factors relating thereto. Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "confident" and similar expressions are used to identify these forward-looking statements. Factors that could cause actual results to differ from those reflected in forward-looking statements relating to our operations and business include: fluctuations in the price and availability of resins and other raw materials, new tariff and international trade policies, and our ability to pass any increased costs of raw materials and tariffs on to our customers in a timely manner; disruption or volatility in general business, political and economic conditions in the markets in which we operate; cyclicality and seasonality of the non-residential and residential construction markets and infrastructure spending; the risks of increasing competition in our existing and future markets; uncertainties surrounding the integration and realization of anticipated benefits of acquisitions and the ability to do so within the intended time frame, including our ability to successfully complete the acquisition of StormTrap and to integrate NDS and/or StormTrap into our business; risks that the acquisition of NDS and/or StormTrap may involve unexpected costs, liabilities or delays, risks that the cost savings and synergies from the acquisition of NDS and/or StormTrap may not be fully realized; the effect of any claims, litigation, investigations or proceedings; the effect of weather or seasonality; the loss of any of our significant customers; the risks of doing business internationally; the risks of conducting a portion of our operations through joint ventures; our ability to expand into new geographic or product markets; the risk associated with manufacturing processes; the effects of global climate change and any related regulatory responses; our ability to protect against cybersecurity incidents and disruptions or failures of our IT systems; our ability to assess and monitor the effects of artificial intelligence, machine learning, and robotics and blockchain or other new approaches to data mining on our business and operations; our ability to manage our supply purchasing and customer credit policies; our ability to control labor costs and to attract, train and retain highly qualified employees and key personnel; our ability to protect our intellectual property rights; changes in laws and regulations, including environmental laws and regulations; our ability to appropriately address any environmental, social or governance concerns that may arise from our activities; the risks associated with our current levels of indebtedness, including borrowings under our existing credit agreement and outstanding indebtedness under our existing senior notes; and other risks and uncertainties described in the Company's filings with the SEC. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company's forward-looking statements and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

This presentation includes references to Adjusted EBITDA and Free Cash Flow, non-GAAP financial measures. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These measures are not intended to be substitutes for those reported in accordance with GAAP. Adjusted EBITDA and Free Cash Flow may be different from non-GAAP financial measures used by other companies, even when similar terms are used to identify such measures.

EBITDA and Adjusted EBITDA are non-GAAP financial measures that comprise net income before interest, income taxes, depreciation and amortization, stock-based compensation, non-cash charges and certain other expenses. The Company's definition of Adjusted EBITDA may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Adjusted EBITDA is a key metric used by management and the Company's board of directors to assess financial performance and evaluate the effectiveness of the Company's business strategies. Accordingly, management believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as the Company's management and board of directors. In order to provide investors with a meaningful reconciliation, the Company has provided reconciliations of Adjusted EBITDA to net income.

Free Cash Flow is a non-GAAP financial measure that comprises cash flow from operating activities less capital expenditures. Free Cash Flow is a measure used by management and the Company's board of directors to assess the Company's ability to generate cash. Accordingly, management believes that Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flow from operations after capital expenditures.

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CEO Highlights

1H Fiscal 2027 Revenue



Stormwater
$1,322
$1,521 +15%
$671
$712 +6%
$651
$809
FY26 FY27
Wastewater
$358 $369 +3%
$180 $177 (1%)
$178 $192
FY26 FY27
Q1
Q2

- Stormwater organic revenue +2% year-to-date, with 6% organic growth in Allied products.
- Stormwater revenue includes $77 million (Q2) and $172 million (1H) from NDS acquisition.
- Wastewater revenue +3% year-to-date, driven by growth in tanks and residential advanced treatment.

1H Fiscal 2027 Profitability



Adjusted EBITDA Margin
(160 bps)
+40 bps
33.8%
32.2%
33.7%
34.1%
Q2 FY26 Q2 FY27
1H FY26 1H FY27

- Continued favorable price/cost performance, with price covering material and transportation cost inflation in Q2 and 1H.
- Continued execution on Adjusted EBITDA margin target >30%.

Business Updates

- Estimated $40-$50 million of revenue pulled into Q1 from Q2 (previously ~$30 million).
- Repurchased $375 million or 2.7 million shares year-to-date.
- Announced the proposed acquisition of StormTrap Investments LLC ("StormTrap"), a leader in large volume, space-constrained, highly engineered stormwater solutions.
- Launched a new high-flow stormwater filtration system, **AquaLux**, designed for under ground installation within a smaller footprint.

StormTrap

- Expands addressable market in stormwater storage.
- Enhances go-to-market capabilities with spec-driven commercial model.
- Cross-selling opportunities in Non-Residential and Infrastructure markets.
- Growth opportunities linked to secular and regulatory tailwinds and expanded customer relationships.



Detention System

//ADS Note: Sales based on net sales to external customers.

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Q2 FY26 Volume Price / Mix, Materials Mfg / Trans SG&A and Other Q2 FY27 Q2 Fiscal 2027 Financial Performance 5 33.8% 32.2% Q2 FY26 Q2 FY27 $850 $889 Q2 FY26 Q2 FY27 (160 bps) (USD, in millions) +5% Domestic Markets + Construction +7% + Non - Residential +3% + Residential +14% - Infrastructure (12%) - Agriculture (19%) Revenue Performance By Business + Stormwater +6% - Pipe (8%) + Allied Products +35% - Wastewater (1%) $288 ($9) $31 ($8) $287 Revenue Adj. EBITDA ($15) Note: Revenue performance is based on net sales to external customers.

Free Cash Flow and Capital Structure 6 FY 2027 FY 2026 ∆ Consolidated Adjusted EBITDA $645 $566 $79 Working capital (2) (54) 4 (58) Cash tax (44) (56) 12 Cash interest – paid (52) (45) (7) Cash interest – received 3 13 (10) Transaction costs (3) (10) (10) 0 Other (30) 38 (68) Consolidated cash flow from operations $458 $510 $(52) Capital expenditures (99) (111) 12 Consolidated Free Cash Flow $359 $399 $(40) Free Cash Flow (¹) Note: all figures in USD, $mm. Figures may not add due to rounding. 1. Operating Cash Flow less capital expenditures 2. Inventory, Trade Receivables, Accounts Payable 3. Legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions (in millions) September 30, 2026 March 31, 2026 Term Loan Facility $ 599 $ 600 Senior Notes 1000 1000 Revolving Credit Facility - - Finance Leases & Other Debt 192 190 Total debt $ 1,791 $ 1,790 Leverage 1.6x 1.6x Debt & Capital Leases (in millions) September 30, 2026 Unrestricted Cash $ 153 Availability under Revolving Credit Facility 739 Total Liquidity $ 892 Liquidity

Disciplined Approach to Capital Allocation 7 Organic Capital Expenditures Acquisitions* Dividends Share Repurchases 1 2 3 4 Fiscal YTD 2027 Fiscal YTD 2026 $99M $0M $31M $375M $111M $19M $28M $0M $505M $158MTotal Capital Allocated 1.6x 0.7xLeverage Subtotal: Capital reinvested in business $99M $130M Subtotal: Capital returned to shareholders $406M $28M *StormTrap acquisition expected to close in Calendar Q4 2026 $530M proposed acquisition of StormTrap

Fiscal Year 2027 Guidance 8 Fiscal 2027 Expectations Key Metric FY 2026 Original FY27 Guidance Updated FY27 Guidance Net Sales (in Millions) $3,050 $3,350 - $3,550 $3,300 - $3,400 Adj. EBITDA (in Millions) $963 $1,000 - $1,050 $1,000 - $1,030 Adj. EBITDA Margin 31.6% 29.6% - 29.9% ~30.3%

Q&A

YTD FY26 Volume Price / Mix, Materials Mfg / Trans SG&A and Other YTD FY27 YTD Fiscal 2027 Financial Performance 10 33.7% 34.1% YTD FY26 YTD FY27 $1,680 $1,891 YTD FY26 YTD FY27 +40 bps (USD, in millions) +13% Domestic Markets + Construction +14% + Non - Residential +10% + Residential +21% - Infrastructure (2%) - Agriculture (2%) Revenue Performance By Business + Stormwater +15% + Pipe +0% + Allied Products +47% + Wastewater +3% $566 $66 $65 ($26) $645 Revenue Adj. EBITDA ($26) Note: Revenue performance is based on net sales to external customers.

Updated Fiscal 2027 Market Expectations 11 End Market % of Revenue Assumption Commentary Non - Residential 45% Flat • Interest rates and economic/geopolitical uncertainty weighing on market • Large project activity still going well Residential 39% Down high - single digits • Interest rates and economic/geopolitical uncertainty weighing on market • Advanced Treatment market growing • Retail market (DIY) choppy Infrastructure 6% Flat • Slowdown in local infrastructure spending Agriculture 4% Down double - digits • Rising input costs • Agriculture economy is soft International 6% Flat • Outlook stable in Canada and Mexico

Appendix 12

Reconciliations

(Amount in thousands)	Three Months Ended September 30, 2026			
Net Sales:	**Stormwater**	**Wastewater**	**Intersegment Eliminations**	**Total**
Net sales from external customers	$ 712,063	$ 177,343	$ -	$ 889,406
Intersegment net sales	11,034	20,232	(31,266)	-
Net Sales	723,097	197,575	(31,266)	889,406
Significant segment expenses:				
Cost of goods sold	471,745	100,644	(28,838)	543,551
Selling, general and administrative expenses	100,386	16,556	-	116,942
Other segment items[a]	(62,256)	(8,324)	-	(70,580)
Segment Adjusted EBITDA[b]	**$ 213,222**	**$ 88,699**	**$ (2,428)**	
Corporate and other costs[c]				12,675
Total consolidated Adjusted EBITDA				$ 286,818
Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:				
Interest expense				27,515
Interest income				(1,407)
Depreciation and amortization				63,685
Stock-based compensation expense				11,257
Loss on disposal of assets and costs from exit and disposal activities				1,302
Transaction costs[d]				6,383
Other adjustments[e]				1,587
Income before income taxes				$ 176,496
Income tax expense				44,206
Equity in net income of unconsolidated affiliates				(1,333)
Net income from continuing operations				**$ 133,623**

a.) Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.) The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.) Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, restructuring and realignment expense, and executive retirement expense (benefit).

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Reconciliations

(Amount in thousands)	Three Months Ended September 30, 2025			
Net Sales:	**Stormwater**	**Wastewater**	**Intersegment Eliminations**	**Total**
Net sales from external customers	$ 670,665	$ 179,716	$ -	$ 850,381
Intersegment net sales	9,346	16,652	(25,998)	-
Net Sales	680,011	196,368	(25,998)	850,381
Significant segment expenses:				
Cost of goods sold	435,834	100,525	(26,110)	510,249
Selling, general and administrative expenses	88,979	18,861	-	107,840
Other segment items[(a)]	(55,420)	(11,204)	-	(66,624)
Segment Adjusted EBITDA[(b)]	**$ 210,618**	**$ 88,186**	**$ 112**	
Corporate and other costs[(c)]				11,384
Total consolidated Adjusted EBITDA				$ 287,532
Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:				
Interest expense				23,116
Interest income				(7,340)
Depreciation and amortization				54,693
Stock-based compensation expense				8,577
Gain on disposal of assets and costs from exit and disposal activities				(15,926)
Transaction costs[(d)]				9,317
Other adjustments[(e)]				6,904
Income before income taxes				$ 208,191
Income tax expense				52,399
Equity in net income of unconsolidated affiliates				(708)
Net income from continuing operations				**$ 156,500**

a.) Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.) The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.) Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, restructuring and realignment expense, and executive retirement expense (benefit).

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Reconciliations

(Amount in thousands)	Six Months Ended September 30, 2026			
Net Sales:	**Stormwater**	**Wastewater**	**Intersegment Eliminations**	**Total**
Net sales from external customers	$ 1,521,439	$ 369,079	$ -	$ 1,890,518
Intersegment net sales	22,600	37,416	(60,016)	-
Net Sales	1,544,039	406,495	(60,016)	1,890,518
Significant segment expenses:				
Cost of goods sold	990,557	205,244	(59,185)	1,136,616
Selling, general and administrative expenses	201,067	34,206	-	235,273
Other segment items[(a)]	(134,508)	(17,113)	-	(151,621)
Segment Adjusted EBITDA[(b)]	**$ 486,923**	**$ 184,158**	**$ (831)**	
Corporate and other costs[(c)]				25,162
Total consolidated Adjusted EBITDA				$ 645,088
Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:				
Interest expense				54,555
Interest income				(2,698)
Depreciation and amortization				125,842
Stock-based compensation expense				24,531
Loss on disposal of assets and costs from exit and disposal activities				3,923
Transaction costs[(d)]				9,627
Inventory step up related to acquisition of NDS				14,197
Other adjustments[(e)]				9,655
Income before income taxes				405,456
Income tax expense				97,895
Equity in net income of unconsolidated affiliates				(2,630)
Net income from continuing operations				$ 310,191

a.) Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.) The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.) Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, restructuring and realignment expense, and executive retirement expense (benefit).

//ADS
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Reconciliations

(Amount in thousands)	Six Months Ended September 30, 2025			
Net Sales:	**Stormwater**	**Wastewater**	**Intersegment Eliminations**	**Total**
Net sales from external customers	$ 1,322,192	$ 358,069	$ -	$ 1,680,261
Intersegment net sales	18,422	33,261	(51,683)	-
Net Sales	1,340,614	391,330	(51,683)	1,680,261
Significant segment expenses:				
Cost of goods sold	862,953	197,776	(51,038)	1,009,691
Selling, general and administrative expenses	162,761	37,205	-	199,966
Other segment items[a]	(99,213)	(19,101)	-	(118,314)
Segment Adjusted EBITDA[b]	**$ 414,113**	**$ 175,450**	**$ (645)**	
Corporate and other costs[c]				23,219
Total consolidated Adjusted EBITDA				$ 565,699
Reconciliation of total consolidated Adjusted EBITDA to income from continuing operations before income taxes:				
Interest expense				46,145
Interest income				(12,745)
Depreciation and amortization				104,921
Stock-based compensation expense				16,981
Gain on disposal of assets and costs from exit and disposal activities				(8,902)
Transaction costs[d]				10,124
Other adjustments[e]				11,562
Income before income taxes				397,613
Income tax expense				99,073
Equity in net income of unconsolidated affiliates				(2,051)
Net income from continuing operations				$ 300,591

a.) Other segment items include depreciation, amortization recorded within cost of goods sold, stock-based compensation expense, inventory step-up costs, restructuring and realignment expense, and transaction costs.
b.) The Company calculates Segment Adjusted EBITDA as net income from continuing operations before interest, income taxes, depreciation and amortization, stock-based compensation expense, non-cash charges and certain other gains and expenses.
c.) Represents certain unallocated selling, general and administrative expenses required to reconcile segment Adjusted EBITDA to consolidated Adjusted EBITDA.
d.) Represents expenses recorded related to legal, accounting and other professional fees incurred in connection with business or asset acquisitions and dispositions.
e.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, restructuring and realignment expense, and executive retirement expense (benefit).

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Reconciliations

(Amounts in thousands)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Six Months Ended September 30, 2026	Six Months Ended September 30, 2025
Net income from continuing operations	$ 133,623	$ 156,500	$ 310,191	$ 300,591
Depreciation and amortization	63,685	54,693	125,842	104,921
Interest expense	27,515	23,116	54,555	46,145
Income tax expense	44,206	52,399	97,895	99,073
EBITDA	269,029	286,708	588,483	550,730
Restructuring and realignment expense[(a)]	3,877	7,171	9,213	15,966
Loss (gain) on disposal of assets	649	(17,644)	1,108	(16,446)
Stock-based compensation expense	11,257	8,577	24,531	16,981
Transaction costs	6,383	9,317	9,627	10,124
Inventory step up related to acquisition of NDS	-	-	14,197	-
Interest income	(1,407)	(7,340)	(2,698)	(12,745)
Other adjustments[(b)]	(2,970)	743	627	1,089
Adjusted EBITDA	**$ 286,818**	**$ 287,532**	**$ 645,088**	**$ 565,699**

a.) Includes costs associated with closure of facilities, as well as professional fees incurred in connection with supporting enterprise-wide restructuring and realignment initiatives. Excludes gain on sale of properties previously held-for-sale and equipment.

b.) Includes derivative fair value adjustments, foreign currency transaction (gains) losses, legal settlements, and the proportionate share of interest, income taxes, depreciation and amortization related to the South American Joint Venture, which is accounted for under the equity method of accounting and executive retirement expense.

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